UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 2, 2003
                                                          -------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    New Jersey                       0-20943                   11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


499 Thornall Street
Edison, New Jersey                                                 08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE.

     On April 4, 2003, Intelligroup, Inc. (the "Company") filed a Current Report on Form 8-K to report that on April 2, 2003, the Company consummated the sale (the "Sale") of Intelligroup Singapore Pte Ltd., a Singapore corporation, Intelligroup Hong Kong Limited, a Hong Kong corporation, Intelligroup Australia Pty Limited, an Australian corporation and Intelligroup New Zealand Limited, a New Zealand corporation, together representing the Company's Asia-Pacific group of subsidiary companies, operating in Australia, New Zealand, Singapore, Hong Kong and Indonesia (together, "the Subsidiaries"), to Soltius Global Solutions PTE Ltd., a Singapore corporation.

     This Form 8-K/A is filed to provide the financial statements and pro forma financial information required pursuant to Item 7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information (unaudited).

The following unaudited pro forma consolidated financial statements and notes thereto are filed as Exhibit 99.2 hereto.

        (1) Pro Forma Consolidated Balance Sheet as of December 31, 2002 (unaudited)

        (2) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2002 (unaudited)

        (3) Notes to Pro Forma Consolidated Financial Information as of and for the Year Ended December 31, 2002 (unaudited)

(c)  Exhibits.

     Exhibit No.       Description
     -----------       -----------

        10.1* Sale Agreement dated April 2, 2003 by and among Soltius Pte Ltd., a Singapore corporation, Intelligroup, Inc., a New Jersey corporation, and Soltius Global Solutions Pte Ltd., a Singapore corporation.

        99.1*          Press release of the Company dated April 3, 2003

        99.2 Unaudited pro forma consolidated financial statements for Intelligroup, Inc.


* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 4, 2003.

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

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INTELLIGROUP, INC.


                            By: /s/   Nicholas Visco
                               -------------------------------------------------
                               Name:  Nicholas Visco
                               Title: Senior Vice President-Finance and
                                      Administration and Chief Financial Officer

Date:  April 17, 2003


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